SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 13, 2005

First Citizens Bancorporation, Inc.

(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-11172	57-0738665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1225 Lady Street

Columbia, South Carolina 29201

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (803) 733-3456

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 13, 2005, the Board of Directors of First Citizens Bancorporation, Inc. (the “Company”) approved a going-private transaction in which holders of 170 or fewer shares of Company voting common stock will generally receive $735.00 per share in cash for their shares, with holders of more than 170 shares of Company voting common stock retaining their shares. The transaction will be effected by means of a merger of an interim corporation with and into the Company and is subject to approval by the Company’s shareholders. A copy of a letter that will be sent to the Company’s shareholders describing the transaction in more detail is attached as Exhibit 99.1.

Item 9.01. Exhibits

The following exhibit is filed as part of this report:

Exhibit	Description
99.1	Letter to shareholders

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCORPORATION, INC.

Date: September 13, 2005	By:	/s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Letter to shareholders

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